Initial Public Offering	12 Months Ended
Dec. 31, 2021
ECP Environmental Growth Opportunities Corp [Member]
Initial Public Offering
Note 3—Initial Public Offering
Pursuant to the Initial Public Offering, the Company sold 34,500,000 Units at a purchase price of $10.00 per Unit, including 4,500,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock and one-quarter
of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 6).
Simultaneously with the closing of the Initial Public Offering, the Company completed two private sales of an aggregate 6,266,667 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant, to the Sponsor and GSAM, in its capacity as investment adviser on behalf of the GSAM Client Accounts, generating aggregate gross proceeds to the Company of $9,400,000. The Private Placement Warrants are

identical to the warrants sold as part of the Units in the Initial Public Offering, except that the Sponsor and GSAM have agreed not to transfer, assign, or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination. So long as the Private Placement Warrants are held by the Sponsor, GSAM, the GSAM Client Accounts or their
permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.